[Fitzgerald Sanders letterhead]

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this registration statement on Form 10-SB of our report, dated February 10, 2000, on our compilation of financial statements of Commercial Concepts, Inc. for the nine months ended November 30, 1999 and 1998.

Fitzgerald Sanders, LLC

/s/ Fitzgerald Sanders, LLC

Salt Lake City, Utah
February 22, 2000